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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2003

Household Mortgage Loan Trust 2003-HC1

Household Mortgage Funding Corporation III
(Exact name of registrant as specified in charter)

Delaware	333-89800	71-0888429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Town Center Drive, Las Vegas, Nevada 89144
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (702) 243-1579

Item 1. Changes in Control of Registrant.

    Not Applicable.

Item 2. Acquisition or Disposition of Assets.

    Not Applicable.

Item 3. Bankruptcy or Receivership.

    Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

    Not Applicable.

Item 5. Other Events.

Filing of Form T-1

        On June 25, 2003, Household Mortgage Funding Corporation III (the "Company") is filing a Form T-1 to designate JPMorgan Chase Bank to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Filing of Computational Materials

        It is expected that during July 2003, a series of notes, entitled Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC1 (the "Notes"), will be issued pursuant to a sale and servicing agreement, to be entered into by and among the Company, Household Mortgage Loan Trust 2003-HC1, Household Finance Corporation ("HFC"), and U.S. Bank Trust National Association. The offering and sale of certain classes of the Notes (the "Underwritten Notes") have been registered under the Company's registration statement on Form S-3 (No. 333-89800) and will be sold to certain underwriters pursuant to an underwriting agreement to be entered into by and between the Company, HFC, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

        In connection with the expected sale of the Underwritten Notes, the underwriters have advised the Company that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 and Exhibit 99.2 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 6. Resignations of Registrant's Directors.

    Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits
25	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.
99.1	Copy of Computational Materials as provided by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated to the Company and distributed to potential investors on June 23, 2003.
99.2	Copy of Computational Materials as provided by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated to the Company and distributed to potential investors on June 24, 2003.

Item 8. Change in Fiscal Year.

    Not Applicable.

Item 9. Regulation FD Disclosure.

    Not Applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

    Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

    Not Applicable.

Item 12. Results of Operations and Financial Condition.

    Not Applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD MORTGAGE FUNDING CORPORATION III
Date: June 25, 2003	By:	/s/ PATRICK D. SCHWARTZ Patrick D. Schwartz Vice President and Assistant Secretary

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INDEX TO EXHIBITS

25	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.
99.1	Copy of Computational Materials as provided by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated to the Company and distributed to potential investors on June 23, 2003.
99.2	Copy of Computational Materials as provided by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated to the Company and distributed to potential investors on June 24, 2003.

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  Item 1. Changes in Control of Registrant.
  Item 2. Acquisition or Disposition of Assets.
  Item 3. Bankruptcy or Receivership.
  Item 4. Changes in Registrant's Certifying Accountant.
  Item 5. Other Events.
  Item 6. Resignations of Registrant's Directors.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 8. Change in Fiscal Year.
  Item 9. Regulation FD Disclosure.
  Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
  Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS